Subsequent Events	6 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

The Company has assessed all events from March 31, 2026, up through July 13, 2026, which is the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.

On May 15, 2026, the Company announced that Risemind Holdings (Cayman) Limited, a wholly-owned subsidiary of the Company entered into a definitive share purchase agreement with Zenith Green Limited, the current shareholder of Loomi Entertainment Group Limited (“Loomi Entertainment”, together with its subsidiaries, “Loomi Group”), a business company incorporated in the British Virgin Islands, to acquire 70% of the equity interests of Loomi Entertainment at the nominal consideration of US$70  , payable in cash upon closing. The Transaction was closed on May 19, 2026.